Jun. 23, 2025
Growth Portfolio | Growth Portfolio

The following paragraph will be added prior to the last paragraph of the Principal Investment Strategies subsection:

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

SUPPLEMENT DATED JUNE 23, 2025

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2025

FOR CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2025, for Class I and Class P Shares (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Growth Portfolio – The Board of Trustees of the Growth Portfolio approved a proposal to reclassify the fund from “diversified” to “non-diversified.” This proposal is subject to approval by the shareholders of the Growth Portfolio at a special shareholder meeting expected to be held on August 20, 2025. Proxy materials describing the proposal and the rationale for the proposal will be sent to shareholders of the Growth Portfolio on or about July 23, 2025. No assurance can be given that shareholder approval will occur.

If approved, the reclassification would take effect as soon as practicable following the special shareholder meeting, and the Prospectus and Statement of Additional Information (“SAI”) will be updated as of that effective date to reflect the non-diversified status and the risks related to operating as a non-diversified fund as described below for prospectus disclosures and as described in the SAI supplement dated June 23, 2025 for SAI disclosures.